Exhibit 10.3.5

Wachovia Bank, N.A.
Special Assets Management
PA1246
123 South Broad Street
7th Floor
Philadelphia, PA 19109

May 15, 2006

TRC Companies, Inc.
Boot Mills South
116 John Street
Lowell, MA 01852
Attn:  Chris Vincze, CEO
Telephone Number: 978-656-3530
Telecopy Number: 978-656-3534
Email:  CVincze@trcsolutions.com

Re:                             Second Forbearance Agreement And Global Amendment To Credit Documents dated as of January 24, 2006 between Wachovia Bank, National Association, as Agent, the Lenders and TRC Companies, Inc. and the Subsidiaries (as amended by letter agreements dated February 15, 2006 and March 15, 2006, the “Forbearance Agreement”)

Dear Mr. Vincze:

Please refer to the Forbearance Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement.

The Borrowers have failed to file their Form 10K with the SEC for fiscal year ending June 30, 2005 and their Form 10Q with the SEC for fiscal quarter ending September 30, 2005 by the dates required by Paragraph E.11 of the Forbearance Agreement (the “Specified Defaults”). The Borrowers have requested, and the Agent and the Lenders have agreed, upon the conditions set forth in this Amendment Letter, to waive the Specified Defaults and amend certain provisions of the Forbearance Agreement as provided herein as follows:

1.             The Agent and Lenders hereby waive the Specified Defaults, and the parties hereto agree that Paragraphs E.11 and E.12 of the Forbearance Agreement are deleted in their entirety.

2.             In consideration for the Agent’s and the Lenders’ agreement to waive the Specified Defaults and to the amendments provided herein, the Borrowers shall pay to the Agent a fee (for the benefit of the Lenders executing this Amendment Letter) in the amount of $75,000.00 to be distributed to the said Lenders in accordance with their Pro Rata Share which shall be fully earned and paid as of the date of this Letter Amendment. Further, the Borrowers shall pay to the Agent a bi-weekly fee (for the benefit of the Lenders executing this Amendment Letter) in the amount of $37,500.00 commencing on May 17, 2006 and every two weeks thereafter to be distributed to the said Lenders in accordance with their Pro Rata Share which shall be fully

TRC Companies, Inc.
May 15, 2006

earned as of the date of this Letter Amendment; provided however, the Borrowers’ obligation to pay the bi-weekly fee required by this sentence shall cease upon the Borrowers’ (i) filing of their Form 10K with the SEC for the fiscal year ending June 30, 2005, and (iii) delivering a budget (in form and substance satisfactory to the Lenders) to the Lenders for the fiscal year ending June 30, 2007.

All other terms and conditions of the Forbearance Agreement remain in full force and effect.

Each Borrower, on behalf of itself, and any person or entity claiming by or through it (collectively referred to as the “Releasors”), hereby unconditionally remises, releases and forever discharges the Agent, each Lender (including all prior Lenders) and their respective past and present officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (collectively referred to as the “Releasees”), of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, liens, mechanics’ liens, judgments, claims, counterclaims, cross-claims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any (collectively referred to as “Claims”), which any of Releasors ever had or now have against any of the Releasees, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Amendment Letter, including, but not limited to, any and all Claims relating to or arising from the lending relationship between the Agent, the Lenders and the Borrowers. Each Borrower warrants and represents that it has not assigned, pledged, hypothecated and/or otherwise divested itself and/or encumbered all or any part of the Claims being released hereby and agrees to indemnify and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested and/or encumbered is asserted.

This Amendment Letter shall bind and inure to the benefit of the respective successors and assigns of each of the parties, including all Lenders that are successors or assignees thereof.

This Amendment Letter and the Forbearance Agreement reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. No amendment or waiver of any provision of this Amendment Letter or the Forbearance Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto (or with respect the Lenders, the Required Lenders if applicable), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

This Amendment Letter shall be construed under and governed by the internal laws of the State of New Jersey and may be executed in any number of counterparts and by different parties on

TRC Companies, Inc.
May 15, 2006

separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement.

Delivery of an executed counterpart of this Amendment Letter by telecopy shall be equally effective as delivery of a manually executed counterpart.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

/s/ PATRICK MCGOVERN
Patrick McGovern
Senior Vice President

SIGNATURES ON FOLLOWING PAGE

TRC Companies, Inc.
May 15, 2006

AGREED TO AND ACKNOWLEDGED:

TRC COMPANIES, INC.		TRC ENVIRONMENTAL CORPORATION

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd Title: Senior Vice President		Name: Martin H. Dodd Title: Senior Vice President

TRC ENGINEERS, INC.		TRC GARROW ASSOCIATES, INC.

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Vice President and Secretary		Title: Secretary

TRC MARIAH ASSOCIATES, INC.		VECTRE CORPORATION

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Vice President & Secretary		Title: Secretary

TRC SOLUTIONS, INC.		LOWNEY ASSOCIATES

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Assistant Secretary		Title: Secretary

TRC Companies, Inc.
May 15, 2006

HUNTER ASSOCIATES TEXAS, LTD.		IMBSEN & ASSOCIATES

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd Title: Secretary		Name: Martin H. Dodd Title: Secretary

ENGINEERED AUTOMATION SYSTEMS, INCORPORATED		GBF HOLDINGS LLC
		By:	TRC Companies, Inc., Its Managing Member

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

PBWO HOLDINGS, LLC		SITE-BLAUVELT ENGINEERS, INC. (Virginia)

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

HUNTER ASSOCIATES, INC.		SITE-BLAUVELT ENGINEERS, INC. (New Jersey)

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

TRC Companies, Inc.
May 15, 2006

E/PRO ENGINEERING AND ENVIRONMENTAL CONSULTING, LLC		ESSEX ENVIRONMENTAL, INC.

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd Title: Secretary		Name: Martin H. Dodd Title: Secretary

NEW CENTURY ENGINEERING SUPPORT SERVICES, LLC		NOVAK ENGINEERING, INC.

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

SITE CONSTRUCTION SERVICES, INC.		BV ENGINEERING

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

SITE-BLAUVELT ENGINEERS, INC. (New York)		TRC RAVIV ASSOCIATES, INC.

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

TRC Companies, Inc.
May 15, 2006

CUBIX CORPORATION		EAST CANYON HOLDINGS LLC
		By:	TRC Companies, Inc., Its Managing Member

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd Title: Secretary		Name: Martin H. Dodd Title: Secretary

SGS WITTER, INC.		SITE-BLAUVELT ENGINEERS INTERNATIONAL, LLC

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

ENVIRONOMICS, INC.		ENVIRONOMICS TX, LLC

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Secretary		Title: Secretary

PACIFIC LAND DESIGN, INC.		VPOINT

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Assistant Secretary		Title: Secretary

TRC Companies, Inc.
May 15, 2006

ENVIRONMENTAL SOUTHWEST, LLC		ENVIRONOMICS WEST, LLC
By:	TRC Companies, Inc., Its Managing Member

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd Title: Secretary		Name: Martin H. Dodd Title: Secretary

PACIFIC LAND DESIGN- ROSEVILLE, INC.		WILLS ENGINEERING, INC.

By:	/s/ MARTIN H. DODD	By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd		Name: Martin H. Dodd
Title: Assistant Secretary		Title: Secretary

ECON CAPITAL, LP

By:	/s/ MARTIN H. DODD
Name: Martin H. Dodd
Title: Assistant Secretary

[LENDERS’ SIGNATURES ON THE FOLLOWING PAGE]

TRC Companies, Inc.
May 15, 2006

AGREED TO AND ACKNOWLEDGED:

WACHOVIA BANK, NATIONAL ASSOCIATION		ABELCO FINANCE LLC (assignee of Merrill Lynch Business Financial Services, Inc.)
(formerly known as First Union National Bank), Individually as Lender

By:	/s/ PATRICK MCGOVERN	By:	/s/ DANIEL E. WOLF
Name: Patrick McGovern Title: Senior Vice President		Name: Daniel E. Wolf Title: Senior Vice President

ABELCO FINANCE LLC (assignee of TD BankNorth, N.A.)		ABELCO FINANCE LLC (assignee of Union Bank Of California, N.A.)

By:	/s/ DANIEL E. WOLF	By:	/s/ DANIEL E. WOLF
Name: Daniel E. Wolf		Name: Daniel E. Wolf
Title: Senior Vice President		Title: Senior Vice President